UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 20, 2006
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   33-22142                   55-0681106
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                                 22600 HALL ROAD
                                    SUITE 205
                           CLINTON TOWNSHIP, MI 48036
                    (Address of principal executive offices)

                                 (586) 468-8741
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM. 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2006, Midnight Auto Franchise Corp. ("MAFC"), a wholly-owned subsidiary of Midnight Holdings Group, Inc. ("MHG" or the "Registrant"), Bloomington Center Associates, LLC ("BCA"), and BCA Class C Investors, LLC formed a limited liability company, All Night Auto Bloomington/Normal, LLC (the "Company") for the purpose of engaging in the business of operating auto repair service and retail centers in Illinois. The Company is governed by an Operating Agreement, attached hereto as Exhibit 10.1. As set forth in the Operating Agreement, if at any time on or after the Company incurs a cumulative net operating loss of $150,000.00 or more, or where the MAFC has defaulted under the Sponsor Agreement, the BCA can cause MAFC to buyout some or all of the BCA's Membership Interest in the Company. The Registrant, Nicholas Cocco and Richard Pulford have agreed to guaranty the full and prompt payment when due of the entire put purchase price to be paid by the Class B Member (as defined in the Operating Agreement) to BCA. A copy of the Guaranty is attached hereto as
Exhibit 10.5. Additionally, the Registrant, MAFC and their related parties and affiliates have agreed that they will not either directly or indirectly compete with the Company during any period in which BCA or BCA Class C Investors, LLC are Members of the Company. For purposes of the foregoing any auto repair retail or service store operated directly or indirectly by the Registrant, MAFC or their related parties or affiliates within a thirty (30) mile radius of any store operated by the Company shall be deemed a competitive business.

In connection with the joint venture, MAFC has entered into a Sublease with the Company, whereby MAFC has agreed to sublease the premises consisting of approximately 4,000 square feet of space located in Bloomington, McLean County, Illinois, commonly known as 13 Westport Unit B, to the Company for the term of the original lease (the "Sublease"). A copy of the Sublease is attached hereto as Exhibit 10.3.

In connection with the joint venture, MAFC, MHG and the Company agree that MAFC shall manage the retail and service stores and make the All Night Auto Preferred Business Management System (the "System") available to the Company as set forth in the Business Management System Agreement (the "Management Agreement") (which is attached hereto as Exhibit 10.4) and in exchange therefore will receive an additional payment of $100,000 and the receipt of a Class B Membership Interest in the Company which the parties have valued at $200,000. This Management Agreement may be terminated by the Company, in its sole and absolute discretion, upon the occurrence of any one of the following events after thirty (30) days written notice and, in the case of clauses (i), (ii) and (iii), a failure by MAFC to rectify or remove the applicable default within such thirty (30) day period: (i) failure by MAFC to timely pay the operating expenses of the service and retail stores which has caused a disruption in the supply of products or services utilized in the Company's business operations or a default by MAFC under the Sponsorship Agreement; (ii) failure of MAFC to provide the Company timely financial/business monthly reports; (iii) failure by MAFC to deposit excess cash to the bank account of the Company; (iv) the Company loses in excess of $300,000 in any fiscal year; or (v) upon mutual consent of the Company and MAFC.


In connection with the joint venture, MAFC and the Registrant granted to BCA an irrevocable option to acquire 100% of the equity interest in and own multiple future hub and spoke service center/retail store combinations throughout the United States ("Future Stores") pursuant to an Option Agreement (the "Option Agreement") attached hereto as Exhibit 10.2. In the event that MAFC, or any related party or affiliate, directly or indirectly, opens Future Stores without first

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allowing BCA to exercise its option then BCA shall be entitled to receive 20% of the gross revenue received by MAFC, MHG or its related parties and affiliates from such Future Stores. In the event that neither MAFC nor the Registrant has breached any of the terms of the Option Agreement, the Operating Agreement or the Management Agreement and MAFC and the Registrant have opened Future Stores on at least 6 consecutive occasions where BCA has failed to exercise its option and where MAFC and the Registrant have obtained the working capital for such Future Stores from third parties on substantially the same terms and conditions as set forth in the option, then the Option Agreement shall terminate upon 60 days written notice by MAFC to BCA. In the event BCA exercises its Put right under the Operating Agreement, or similar Put rights under Operating Agreements applicable to Future Stores, the Stores or Future Stores applicable to such Put rights shall not be deemed stores or Future Stores with respect to which BCA has failed to exercise its option.

ITEM. 8.01     OTHER EVENTS

On October 26, 2006, the Registrant issued a press release announcing that its subsidiary company, Midnight Auto Franchise Corp ("MAFC") has entered into an agreement with a Detroit-area private financial group to launch retail stores and service center locations throughout the United States. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     Exhibit 10.1 Operating  Agreement of All Night Auto of  Bloomington/Normal,
LLC

     Exhibit 10.2 Option Agreement, dated as of October 20, 2006 between Bloomington Center Associates, MAFC and the Registrant

     Exhibit 10.3 Sublease, dated as of October 20, 2006, between MAFC and All Night Auto of Bloomington/Normal, LLC

     Exhibit 10.4 Business Management System Agreement, dated as of October 20, 2006, between MAFC, the Registrant and All Night Auto of Bloomiington/Normal, LLC

     Exhibit 10.5 Guaranty

     Exhibit 99.1 Press Release dated October 26, 2006



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 31, 2006
                                    MIDNIGHT HOLDINGS GROUP, INC.


                                    By:   /s/ Nicholas A. Cocco
                                       ---------------------------------
                                       Name: Nicholas A. Cocco
                                    Title: President and Chief Executive Officer